Property on Operating Leases	12 Months Ended
Mar. 31, 2014
Property on Operating Leases

(8) Property on Operating Leases

Future minimum lease rentals expected to be received from property on operating leases at March 31, 2014 are as follows:

Years ending March 31	Yen (millions)
2015	¥380,146
2016	247,759
2017	89,967
2018	9,148
2019	2,058

Total future minimum lease rentals	¥729,078

Future minimum lease rentals as shown above should not necessarily be considered indicative of future cash collections.